Income taxes (Details 2) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Income taxes
Property, plant and equipment	$ 787	$ 815
Other	319	333
Total deferred tax liabilities	1,106	1,148
Provisions and reserves	(477)	(800)
Net deferred tax liabilities	$ 629	$ 348